              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Preliminary Additional Materials
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6 (e)(2))
[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.149-11 (c) or Section 240.14a-12

            Morgan Stanley Dean Witter Municipal Premium Income Trust
            ---------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 LouAnne McInnis
            ---------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       Set forth the amount on which the filing fee is calculated and state how it was determined.

    4) Proposed maximum aggregate value of transaction:

    5) Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

           MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 14, 2000

     The Annual Meeting of Shareholders of MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Career Development Room, Sixty-First Floor, Two World Trade Center, New York, New York 10048, on December 14, 2000 at 11:00 a.m., New York City time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS:

      1. To elect one (1) Trustee to serve until the year 2002 Annual Meeting and two (2) Trustees to serve until the year 2003 Annual Meeting, or in each case, until their successors shall have been elected and qualified;

      2. To ratify or reject the selection of Deloitte & Touche LLP as the Trust's independent auditors for the fiscal year ending May 31, 2001; and

      3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

MATTER TO BE VOTED ON ONLY BY PREFERRED SHAREHOLDERS:

     To elect one (1) Trustee, to serve until the year 2003 Annual Meeting or until his successor shall have been elected and qualified.

     Shareholders of record as of the close of business on October 3, 2000 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

                                                       BARRY FINK,
                                                        Secretary

October 27, 2000
New York, New York

                                   IMPORTANT

     YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

           MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST
               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                             ---------------------
                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                               DECEMBER 14, 2000

     This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on December 14, 2000 (the "Meeting"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about October 30, 2000.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for the nominee for election as Trustee to be elected by all shareholders ("Shareholders") and for the nominee for election as Trustee to be elected by only the preferred shareholders ("Preferred Shareholders") and in favor of Proposal 2 set forth in the attached Notice of Annual Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     Shareholders of record as of the close of business on October 3, 2000, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On October 3, 2000 there were outstanding 21,776,949 Common Shares of beneficial interest and 1,000 Preferred Shares of beneficial interest of the Trust, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trust, or officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Advisor"), Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") and/or Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. In addition, the Trust may employ William F. Doring and Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 and will be borne by the Trust.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

     In certain instances, William F. Doring & Co. and MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by William F. Doring & Co., additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, which would be borne by the Trust.

                           (1) ELECTION OF TRUSTEES

     The number of Trustees has currently been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at nine. There are presently nine Trustees, four of whom are standing for election at this Meeting, three to serve until the year 2003 Annual Meeting and one to serve until the year 2002 Annual Meeting, in accordance with the Trust's Declaration of Trust. At the Meeting, three Trustees (Wayne E. Hedien, James F. Higgins and John L. Schroeder) are to be elected to the Trust's Board of Trustees by the holders of the Common Shares and the Preferred Shares voting together as a single class. Additionally, pursuant to the Declaration of Trust and the Investment Company Act of 1940 as amended (the "1940 Act"), one Trustee (Manuel H. Johnson) is to be elected to the Trust's Board of Trustees by the holders of the Preferred Shares voting separately as a single class.

     Six of the current nine Trustees (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The other three current Trustees, Charles A. Fiumefreddo, James F. Higgins and Philip J. Purcell are "interested persons" (as that term is defined in the 1940 Act) of the Trust and MSDW Advisors and thus are not Independent Trustees. The nominees for election as Trustees of the Trust have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees, except for James F. Higgins, previously have been elected by the Shareholders of the Trust.

     The nominees of the Board of Trustees for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees: Wayne E. Hedien, James F. Higgins, Manuel H. Johnson and John L. Schroeder. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. The election of the nominee listed above to be elected by all Shareholders requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting (Common Shares and Preferred Shares voting together as a single class). The election of the nominee listed above to be elected by only the Preferred Shareholders requires the approval of a majority of the Preferred Shares of the Trust represented and entitled to vote at the Meeting (voting separately as a single class).

     Pursuant to the provisions of the Trust's Declaration of Trust, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Board of Trustees previously determined that any nominee for election as Trustee will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I -- Messrs. Bozic, Fiumefreddo and Higgins; Class II -- Messrs. Hedien, Johnson and Schroeder; and Class III -- Messrs. Garn, Nugent and Purcell. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. As a consequence of this method of election, the replacement of a majority of the Board of Trustees could be delayed for up to two years. In addition, the Board has further determined that one each of the Class I Trustees and the Class II Trustees will be designated to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and Manuel H. Johnson serve as Trustees of the Trust's Board of Trustees on behalf of the Preferred Shareholders, the term of each to expire with his designated Class. In accordance with the above, the Trustees in Class II are standing for election at this Meeting and, if elected, will serve until the year 2003 Annual Meeting or until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years. In addition, Mr. James F. Higgins in Class I is standing for election at the Meeting and, if elected, will serve until the year 2002 Annual Meeting, or until his successor shall have been elected and qualified.

     The following information regarding each of the nominees for election as Trustee, and each of the other members of the Board, includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of October 3, 2000 (shown in parentheses), positions with the Trust, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 97 investment companies, including the Trust, for which MSDW Advisors serves as investment manager or investment adviser (referred to herein as the "Morgan Stanley Dean Witter Funds"), and the 3 investment companies, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003, for which MSDW Services, a wholly-owned subsidiary of MSDW Advisors, serves as manager and TCW Investment Management Company, serves as investment adviser (referred to herein as the "TCW/DW Term Trusts").

     The nominees for Trustee to be elected at the Meeting by all Shareholders are:

     WAYNE E. HEDIEN, Trustee since September 1997; age 66; Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December
1994); director of various other business and charitable organizations.

     JAMES F. HIGGINS, Trustee since June 2000; age 52; Chairman of the Private Client Group of Morgan Stanley Dean Witter & Co. ("MSDW") (since August 2000); Director of the Transfer Agent and Dean Witter Realty Inc.; Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts (since June
2000); previously President and Chief Operating Officer of the Private Client Group of MSDW

(May 1999-August 2000), President and Chief Operating Officer of Individual Securities of MSDW (February 1997-May 1999), President and Chief Operating Officer of Dean Witter Securities of MSDW (1995-February 1997), and President and Chief Operating Officer of Dean Witter Financial (1989-1995) and Director (1985-1997) of DWR.

     JOHN L. SCHROEDER, Trustee since April 1994; age 70; Retired; Chairman of the Derivatives Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; Director of Citizens Communications Company (telecommunications company); formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company.

     The nominee for Trustee to be elected at the Meeting by only the Preferred Shareholders is:

     MANUEL H. JOHNSON, Trustee since July 1991; age 51; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Chairman of the Audit Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; Director of Greenwich Capital Markets, Inc. (broker-dealer); Independence Standards Board (private sector organization governing independence of auditors) and NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.

     The Trustees who are not standing for reelection at the Meeting are:

     MICHAEL BOZIC, Trustee since April 1994; age 59; Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; Vice Chairman of Kmart Corporation (since December 1998); formerly Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998); formerly President and Chief Executive Officer of Hills Department Stores (1991-1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Weirton Steel Corporation.

     CHARLES A. FIUMEFREDDO, Trustee since June 1991; age 67; Chairman, Director or Trustee and Chief Executive Officer of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; formerly, Chairman, Chief Executive Officer and Director of MSDW Advisors, MSDW Services and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), Executive Vice President of DWR, Chairman and Director of MSDW Trust and Director and/or officer of various MSDW subsidiaries (until June 1998).

     EDWIN JACOB (JAKE) GARN, Trustee since January 1993; age 68; Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (chemical company); Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the Utah Regional Advisory Board of Pacific Corp.; member of the board of various civic and charitable organizations.

     MICHAEL E. NUGENT, Trustee since July 1992; age 64; General Partner, Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; formerly Vice President, Bankers Trust Company and BT Capital Corporation; director of various business organizations.

     PHILIP J. PURCELL, Trustee since April 1994;(31,000 shares); age 57; Chairman of the Board of Directors and Chief Executive Officer of MSDW, DWR and Novus Credit Services Inc.; Director of MSDW

Distributors; Director or Trustee of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts; Director of American Airlines, Inc. and its parent company, AMR Corporation; Director and/or officer of various MSDW subsidiaries.

     The executive officers of the Trust are: Mitchell M. Merin, President; Barry Fink, Vice President, Secretary and General Counsel; Ronald E. Robison, Vice President; Joseph J. McAlinden, Vice President; Robert S. Giambrone, Vice President and Thomas F. Caloia, Treasurer; and James F. Willison, Vice President; Joseph R. Arcieri, Vice President; Gerard J. Lian, Vice President and Katherine H. Stromberg, Vice President. In addition, Marilyn K. Cranney, Natasha Kassian, Todd Lebo, LouAnne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of the Trust.

     Mr. Merin is 47 years old and is currently President and Chief Operating Officer of Asset Management of MSDW (since December 1998), President, Director (since April 1997) and Chief Executive Officer (since June 1998) of MSDW Advisors and MSDW Services, Chairman, Chief Executive Officer and Director of MSDW Distributors (since June 1998), Chairman and Chief Executive Officer (since June 1998) and Director (since January 1998) of MSDW Trust, President of the Morgan Stanley Dean Witter Funds and the TCW/DW Term Trusts (since May 1999), Trustee of various Van Kampen investment companies (since December 1999) and Director of various other MSDW subsidiaries. Mr. Fink is 45 years old and is currently General Counsel of Asset Management of MSDW (since May 2000); Executive Vice President (since December 1999), Secretary and General Counsel (since February 1997) and Director (since July 1998) of the Investment Manager and MSDW Services Company; Vice President, Secretary and General Counsel of the Morgan Stanley Dean Witter Funds (since February 1997); Vice President and Secretary of the Distributor. He was previously Senior Vice President (March 1997-December 1999), First Vice President, Assistant Secretary and Assistant General Counsel of the Investment Manager and MSDW Services Company. Mr. Robison is 61 years old and is currently Executive Vice President and Chief Administrative Officer (since September 1998) and Director (since February 1999) of MSDW Advisors and MSDW Services; prior thereto he was a Managing Director of the TCW Group, Inc. Mr. McAlinden is 57 years old and is currently Executive Vice President and Chief Investment Officer of MSDW Advisors and MSDW Services (since April 1996) and Director of MSDW Trust (since April 1996). He was previously Senior Vice President of MSDW Advisors (June 1995-April 1996). Mr. Giambrone is 46 years old and is currently Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust and Director of MSDW Trust (since April 1996). Mr. Caloia is 54 years old and is currently First Vice President and Assistant Treasurer of MSDW Advisors and MSDW Services. Mr. Willison is 57 years old and is currently Senior Vice President and Director of the Tax-Exempt Fixed Income Group of MSDW Advisors. Mr. Arcieri is 52 years old and is currently Senior Vice President of MSDW Advisors. Mr. Lian is 45 years old and is currently Vice President of MSDW Advisors. Ms. Stromberg is 52 years old and is currently Senior Vice President of MSDW Advisors. Other than Mr. Robison, each of the above officers has been an employee of MSDW Advisors or its affiliates for over five years.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

     The Board of Trustees currently consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 97 Morgan Stanley Dean Witter Funds, comprised of 129 portfolios. As of September 30, 2000, the Morgan Stanley Dean Witter Funds had total net assets of approximately $144.1 billion and more than six million shareholders.

     Six Trustees (67% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own any stock or other securities issued by MSDW Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three of the Trustees, including two Independent Trustees, serve as members of the Derivatives Committee and the Insurance Committee. The Trust does not have any nominating or compensation committees.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; and reviewing the adequacy of the Funds' system of internal controls and preparing and submitting Committee meeting minutes to the full Board.

     The Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Funds.

     For the fiscal year ended May 31, 2000, the Board of Trustees of the Trust held 5 meetings, and the Audit Committee, the Independent Trustees, the Derivatives Committee and the Insurance Committee of the Trust held 3, 5, 4 and 1 meeting(s), respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Independent Trustees, the Derivatives Committee or the Insurance Committee held while he served in such positions.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Dean Witter Funds complex on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of September 30, 2000, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Dean Witter Funds was approximately $65 million.

     As of the record date for this Meeting, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

COMPENSATION OF INDEPENDENT TRUSTEES

     The Trust pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Trust. The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust for their services as Trustee.

     The following table illustrates the compensation paid to the Trust's Independent Trustees by the Trust for the fiscal year ended May 31, 2000.

                               TRUST COMPENSATION

                                                                AGGREGATE
                                                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                   FROM THE TRUST
-------------------------------                              ---------------
Michael Bozic ..............................................      $1,550
Edwin J. Garn ..............................................       1,550
Wayne E. Hedien ............................................       1,550
Dr. Manual H. Johnson ......................................       2,300
Michael E. Nuguent .........................................       2,050
John L. Schroeder ..........................................       2,000

     The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1999 for services to the 93 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1999.

            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS

                                                               TOTAL CASH
                                                              COMPENSATION
                                                             FOR SERVICES TO
                                                            93 MORGAN STANLEY
NAME OF INDEPENDENT TRUSTEE                                 DEAN WITTER FUNDS
-------------------------------                            ------------------
Michael Bozic ............................................      $134,600
Edwin J. Garn ............................................       138,700
Wayne E. Hedien ..........................................       138,700
Dr. Manuel H. Johnson ....................................       208,638
Michael E. Nugent ........................................       193,324
John L. Schroeder ........................................       193,324

     As of the date of this Proxy Statement, 55 of the Morgan Stanley Dean Witter Funds, including the Trust, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

----------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive.

     The following table illustrates the retirement benefits accrued to the Trust's Independent Trustees by the Trust for the fiscal year ended May 31, 2000 and by the 55 Morgan Stanley Dean Witter Funds (including the Trust) for the calendar year ended December 31, 1999, and the estimated retirement benefits for the Trust's Independent Trustees, to commence upon their retirement, from the Trust as of May 31, 2000 and from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1999.

  RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS



                                       FOR ALL ADOPTING FUNDS
                                  ---------------------------------                             ESTIMATED ANNUAL
                                     ESTIMATED                         RETIREMENT BENEFITS          BENEFITS
                                      CREDITED                         ACCRUED AS EXPENSES     UPON RETIREMENT(2)
                                       YEARS           ESTIMATED      ---------------------   --------------------
                                   OF SERVICE AT     PERCENTAGE OF                BY ALL       FROM      FROM ALL
                                     RETIREMENT         ELIGIBLE       BY THE     ADOPTING       THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)      COMPENSATION      TRUST       FUNDS       TRUST      FUNDS
-------------------------------   ---------------   ---------------   --------   ----------   --------   ---------
Michael Bozic .................          10               60.44%        $371      $20,933      $  907     $50,588
Edwin J. Garn .................          10               60.44          539       31,737         909      50,675
Wayne E. Hedien ...............           9               51.37          698       39,566         771      43,000
Dr. Manuel H. Johnson .........          10               60.44          290       13,129       1,360      75,520
Michael E. Nugent .............          10               60.44          494       23,175       1,209      67,209
John L. Schroeder .............           8               50.37          951       41,558         955      52,994

-------------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 9.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES NOMINATED FOR ELECTION.

THE INVESTMENT MANAGER

     Morgan Stanley Dean Witter Advisors Inc. is the Trust's investment manager pursuant to an investment management agreement. MSDW Advisors maintains its offices at Two World Trade Center, New York, New York 10048. MSDW Advisors, which was incorporated in July 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998. MSDW Advisors is a wholly-owned subsidiary of MSDW, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. MSDW Advisors' wholly owned subsidiary, MSDW Services, serves as the Administrator of the Trust. The address of MSDW Services is the same as that of MSDW Advisors set forth above.

     The Principal Executive Officer and Directors of MSDW Advisors are Mitchell
M. Merin, President and Chief Executive Officer, Ronald E. Robison, Executive Vice President and Chief Administrative Officer and Barry Fink, Executive Vice President, Secretary and General Counsel. The principal occupations of Messrs. Merin, Robison and Fink are described above under the section "Election of Trustees." The business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.

     MSDW has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDW involving material amounts which, in the opinion of management, will be resolved with no material effect on the consolidated financial position of the company.

     MSDW Advisors and its wholly-owned subsidiary, MSDW Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

       (2) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT AUDITORS

     Since July 1, 2000 Deloitte & Touche LLP has served as the Trust's independent auditors.

     On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent auditors of the Trust. The reports of PricewaterhouseCoopers LLP on the financial statements of the Trust for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and, while not expected to make a statement, will be available to respond to appropriate questions of Shareholders.

     The Trust's Board of Trustees, including the Audit Committee of the Board, unanimously approved the selection of Deloitte & Touche LLP as the Trust's new independent auditors effective July 1, 2000. The selection of Deloitte & Touche LLP as the Trust's independent auditors for the fiscal year ended May 31, 2001 is being submitted for ratification or rejection by Shareholders at the Meeting. Deloitte & Touche LLP has no direct or indirect financial interest in the Trust.

     A representative of Deloitte & Touche LLP is expected to be present at the Meeting and, while not expected to make a statement, will be available to respond to appropriate questions of Shareholders.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Deloitte & Touche LLP as the independent auditors for the Trust.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS FOR THE TRUST.

                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than July 14, 2001 for inclusion in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Philip J. Purcell failed to timely report certain transactions in shares of the Trust on Form 4. However, none of these transactions resulted in a gain, and a timely Form 5 was subsequently filed to report the transactions.

                            REPORTS TO SHAREHOLDERS

     THE TRUST'S MOST RECENT ANNUAL REPORT FOR THE FISCAL YEAR ENDED MAY 31, 2000 PREVIOUSLY HAS BEEN SENT TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NJ 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                          INTEREST OF CERTAIN PERSONS

     MSDW, MSDW Advisors, DWR, MSDW Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trust, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trust, and certain of those individuals are compensated for performing services relating to the Trust and may also own shares of MSDW. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                 OTHER BUSINESS

     The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

                                      By Order of the Board of Trustees

                                               BARRY FINK

                                               Secretary

                          MORGAN STANLEY DEAN WITTER
                         MUNICIPAL PREMIUM INCOME TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Municipal Premium Income Trust on December 14, 2000, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated October 27, 2000 as follows:







                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEE AND FOR PROPOSAL 2 SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

PLEASE MARK VOTES AS
IN THE EXAMPLE USING    [X]
BLACK OR BLUE INK

COMMON SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)
TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903
TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

1. Election of three (3) Trustees:

                                           FOR ALL
                            FOR  WITHHOLD  EXCEPT
                            [ ]     [ ]      [ ]

   01. Wayne E. Hedien 02. James F. Higgins 03. John Schroeder

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. Ratification of appointment of Deloitte & Touche LLP as independent auditors.

                            FOR  AGAINST  ABSTAIN
                            [ ]    [ ]      [ ]

Please make sure to sign and date this Proxy using black or blue ink.

                                       Date
                                           -------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                            Shareholder sign in the box above

                                       -----------------------------------------

                                       -----------------------------------------
                                        Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
   |   |   PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES   |   |

                           MORGAN STANLEY DEAN WITTER
                         MUNICIPAL PREMIUM INCOME TRUST

--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

--------------------------------------------------------------------------------

                          MORGAN STANLEY DEAN WITTER
                         MUNICIPAL PREMIUM INCOME TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Municipal Premium Income Trust on December 14, 2000, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated October 27, 2000 as follows:





                           (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND FOR PROPOSAL 2 SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

PLEASE MARK VOTES AS
IN THE EXAMPLE USING    [X]
BLACK OR BLUE INK

PREFERRED SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)
TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903
TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

1. Election of three (3) Trustees:

                                           FOR ALL
                            FOR  WITHHOLD  EXCEPT
                            [ ]    [ ]       [ ]

   01. Wayne E. Hedien 02. James F. Higgins 03. John L. Schroeder

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

   Election of one (1) Preferred Trustee:


                            FOR  WITHHOLD
                            [ ]    [ ]

   02. Manuel H. Johnson

2. Ratification of appointment of Deloitte & Touche LLP as independent auditors.

                            FOR  AGAINST  ABSTAIN
                            [ ]    [ ]      [ ]


Please make sure to sign and date this Proxy using black or blue ink.

                                       Date
                                           -------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                            Shareholder sign in the box above

                                       -----------------------------------------

                                       -----------------------------------------
                                        Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
   |   |   PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES   |   |


                           MORGAN STANLEY DEAN WITTER
                         MUNICIPAL PREMIUM INCOME TRUST

--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER FUNDS
-------------------------------------------------------------------------------

     OFFERS TWO NEW WAYS TO VOTE YOUR PROXY
     24 HOURS A DAY, 7 DAYS A WEEK

     You can now vote your proxy in a matter of minutes with the ease and convenience of the Internet or the telephone. You may still vote by mail. But remember, if you are voting by Internet or telephone, do not mail the proxy.

     TO VOTE BY INTERNET:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Go to the "Proxy Voting" link on www.msdwt.com or to website www.proxyvote.com.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple instructions.

     TO VOTE BY TELEPHONE:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Call toll-free 1-800-690-6903.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple recorded instructions.

                                                  Your Proxy Vote is Important!
                                           Thank You for Submitting Your Proxy.

-------------------------------------------------------------------------------